Spirit of America

REAL ESTATE INCOME AND GROWTH FUND

Summary Prospectus | July 1, 2016	Class A Shares Ticker: SOAAX
Class C Shares Ticker: SACRX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the Statement of Additional Information and most recent reports to shareholders, online at www.SOAFunds.com. You can also get this information at no cost by calling 1-516-390-5565 or by sending an e-mail request to info@soafunds.com. The Fund’s prospectus and Statement of Additional Information, both dated March 15, 2016, as supplemented, and most recent report to shareholders, dated December 31, 2015, are all incorporated by reference into this Summary Prospectus.

Investment Objective

The Spirit of America Real Estate Income and Growth Fund (the “Real Estate Fund”) seeks to provide current income and growth of capital.

Fees and Expenses of the Real Estate Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Real Estate Fund. You may qualify for sales charge discounts if you invest at least $100,000 in the Spirit of America Funds. More information about these and other discounts is available from your financial professional and in the sections titled “Additional Information About How to Purchase Shares” and “Distribution Arrangements—Sale of Class A Shares” of the Real Estate Fund’s prospectus and in the section titled “How to Purchase Shares” of the Real Estate Fund’s Statement of Additional Information.

Shareholder Fees

(fees paid directly from your investment)

	Class A Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.25%	None
Maximum Deferred Sales Charge (Load)(1) (as a percentage of net asset value)	1.00%	1.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A Shares	Class C Shares
Management Fees	0.97%	0.97%
Distribution (12b-1) Fees	0.30%	1.00%
Other Expenses	0.30%	0.30%
Total Annual Fund Operating Expenses	1.57%	2.27%

Example

This Example is intended to help you compare the cost of investing in the Real Estate Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Real Estate Fund for the time periods indicated and that you sell your shares at the end of those periods. The example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 year	3 years	5 years	10 years
Class A Shares	$676	$995	$1,335	$2,294
Class C Shares—no redemption	$230	$709	$1,215	$2,605
Class C Shares—with redemption	$330	$709	$1,215	$2,605

(1)	A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may be imposed on redemptions of Class A shares that were purchased within one year of the redemption date where an indirect commission was paid. CDSC on Class C Shares applies to shares sold within 13 months of purchase.

Real Estate Income and Growth Fund | www.soafunds.com

Portfolio Turnover

The Real Estate Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Real Estate Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Real Estate Fund’s performance. During the most recent fiscal year ended December 31, 2015, the Real Estate Fund’s portfolio turnover rate was 37% of the average value of its portfolio.

Principal Investment Strategy

The Real Estate Fund invests primarily in real estate investment trusts (REITs) with successful track records. REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate-related loans or interests.

A REIT is a company that derives at least 50% of its gross revenues or net profits from either (a) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or (b) products or services related to the real estate industry, like building supplies or mortgage servicing. REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate-related loans or interests. REITs generally are classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Mortgage REITs invest the majority of their assets in companies that own real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Real Estate Fund will indirectly bear its proportionate share of expenses incurred by REITs in which it invests, in addition to the expenses incurred directly by the Real Estate Fund.

The Real Estate Fund intends to invest, under normal circumstances, at least 80% of its total assets in equity REITs and the equity securities of real estate industry companies. The Real Estate Fund looks for stock where the price is low relative to the underlying value of the company and its real estate. The Real Estate Fund evaluates price/earnings ratios to attempt to identify those REITs which have strong underlying value; selects REITs paying high dividends in comparison to other REITs; evaluates earnings and dividend growth potential and continuously monitors interest rates, occupancies, rental income and new construction.

The Real Estate Fund may also invest in mortgage-backed securities, investment-grade taxable municipal obligations, master limited partnerships (“MLPs”) and short-term investments.

Principal Risks of Investing in the Real Estate Fund

Any investment involves risk. The risks associated with an investment in the Real Estate Fund include:

•

Industry Risk.  The cyclical nature of the real estate industry subjects real estate and real estate related securities held by the Real Estate Fund to any market or economic condition, such as changes in real estate values, interest rates, cash flow of underlying real estate assets and occupancy rates, that may affect the value of real estate (up or down).

•	REIT Risk. REIT securities may be more volatile in price than the securities of larger market capitalization companies.

•	Mortgage-back Securities Risk. Mortgage-backed securities are subject to prepayment or non-payment on the underlying mortgage.

•

Investment-Grade Taxable Municipal Obligations Risk.  Investment-grade taxable municipal obligations may be downgraded after the Real Estate Fund invests in them. In addition, their prices will fall as interest rates rise, and rise as interest rates fall. Rising interest rates may reduce the demand for REITs which may cause them to perform badly.

•

Short-term Investment Risk.  Short-term investments carry the risk that a greater rate of return may have been earned on an investment more consistent with the Real Estate Fund’s investment objectives. Their prices will fluctuate as interest rates fluctuate.

•	Real Estate Risk. The Real Estate Fund concentrates in real estate and real estate related securities and the real estate sector may underperform in comparison with other investment sectors.

•	Portfolio Management Risk. The stocks purchased by the Real Estate Fund may not appreciate in value as the Fund’s investment adviser, Spirit of America Management Corp. (the “Adviser”), anticipates.

•	Risk of Loss. The potential loss of your investment in the Real Estate Fund if the Real Estate Fund depreciates in value.

•

MLP Risk.  Investing in MLPs involves risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s limited call right, as described in more detail in the prospectus.

Real Estate Income and Growth Fund | www.soafunds.com

Suitability

An investment in the Real Estate Fund may be suitable for long-term investors who wish to invest a portion of their overall equity portfolio in a mutual fund that invests primarily in REITs. Investors should be willing to accept the potential volatility of such investments and the risks of a fund that concentrates in a single industry.

Performance Information

The bar chart and performance table below illustrate the risks of investing in the Real Estate Fund by showing changes in the Real Estate Fund’s performance from year to year and by showing how the Real Estate Fund’s average annual total returns compare with those of a broad measure of market performance. The Real Estate Fund’s past performance (before and after taxes) does not necessarily indicate how the Real Estate Fund will perform in the future.

The bar chart shows the changes in the annual total returns for each of the last ten calendar years for the Real Estate Fund’s Class A shares. Sales loads and account fees are not reflected in the bar chart; if they were, returns would be less than those shown. Updated performance information, current through the most recent month end, is available by calling Ultimus Asset Services, LLC, the Fund’s transfer agent (the “Transfer Agent”), at 1-800-452-4892.

Best Quarter: 36.99% in the quarter ended September 30, 2009

Worst Quarter: (43.87)% in the quarter ended December 31, 2008

Performance Table

(Average annual total returns for the periods ended December 31, 2015)

The performance table shows how the Real Estate Fund’s average annual returns compare with those of its benchmark, the MSCI US REIT Index.

	1 Year	5 Years	10 Years
Spirit of America Real Estate Income and Growth Fund—Class A
Return Before Taxes	(7.05)%	7.67%	3.06%
Return After Taxes on Distributions(1)(2)	(8.93)%	6.94%	1.94%
Return After Taxes on Distributions and Sale of Fund Shares(1)(2)	(2.54)%	5.90%	2.13%
MSCI US REIT Index	2.52%	11.88%	7.35%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(2) Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a loss realized on the sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

Real Estate Income and Growth Fund | www.soafunds.com

Investment Adviser

Spirit of America Management Corp. (the “Adviser”)

Portfolio Managers

Douglas Revello serves as the Portfolio Manager of the Real Estate Fund and is primarily responsible for the day-to-day management of the Real Estate Fund. Mr. Revello became the Co-Portfolio Manager for the Real Estate Fund effective November 18, 2015 and transitioned to Portfolio Manager on July 1, 2016. Mr. Revello has been associated with the Adviser since May 18, 2009 as the Co-Portfolio Manager of the Spirit of America Municipal Tax Free Bond Fund through November 17, 2015, and was designated Portfolio Manager on November 18, 2015. William Mason serves as the Co-Portfolio Manager of the Real Estate Fund. Mr. Mason has been a Portfolio Manager of the Real Estate Fund since November 18, 2015. He has been overseeing the Real Estate Fund since January 30, 2008 as the Chief Investment Officer of the Spirit of America Funds. Mr. Mason joined the Adviser on February 29, 2008. Mr. Mason also currently manages the Spirit of America Income Fund which commenced operations on December 31, 2008, and the Spirit of America Income & Opportunity Fund which commenced operations on July 8, 2013, and manages the Spirit of America Energy Fund as of November 18, 2015. Prior to managing the Spirit of America Income Fund, Mr. Mason was the Portfolio Manager of the Spirit of America Municipal Tax Free Bond Fund from February 29, 2008 through May 17, 2009.

The Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager and each portfolio manager’s ownership of securities in the Real Estate Fund.

Purchasing, Selling and Exchanging Fund Shares

Minimum Initial Investment	Subsequent Minimum Investment
$500	$50

You may redeem your shares of the Fund on any business day that the NYSE is open for business. Shares may be redeemed by written redemption request, telephone or wire transfer.

Taxes

The Fund’s distributions may be taxable as ordinary income or capital gains, unless your investment is an IRA, 401(k) or other tax-advantaged investment plans, or when the distribution is derived from tax-exempt income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Real Estate Fund through a broker-dealer or other financial intermediary (such as a bank), the Real Estate Fund and its related companies may pay the intermediary for the sale of the Real Estate Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Real Estate Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SOAAX-SP16

Real Estate Income and Growth Fund | www.soafunds.com